UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2023
________________________
BALLY'S CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-38850	20-0904604
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Westminster Street
Providence	RI	02903
(Address of Principal Executive Offices and Zip Code)
________________________
(401) 475-8474
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	BALY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02     Results of Operations and Financial Condition.
On February 13, 2023, Bally's Corporation (“Bally's”) published a press release to report its preliminary financial results for the fourth quarter and full year ended December 31, 2022. The press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and will not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as otherwise expressly stated in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Bally's also announced that Lee Fenton would step down as Chief Executive Officer and as a member of Bally’s Board of Directors (the “Board”) effective March 31, 2023. Mr. Fenton will continue to support the business through the end of March, 2023 and be available for consultation through March 31, 2024. The separation was not the result of any disagreement with Bally’s.

In connection with Mr. Fenton’s separation, on February 13, 2023, Bally’s entered into a separation agreement with Mr. Fenton. The separation agreement provides for the continuation of his base salary of $1.1 million and benefits through March 31, 2024. Mr. Fenton vested in 23,550 restricted stock units on December 31, 2022, and he will also vest in 23,549 unvested restricted stock units on December 31, 2023. Additionally, Mr. Fenton will vest in 100% of eligible performance stock units for the performance year ending December 31, 2023. The separation agreement is attached as Exhibit 10.1.

On February 13, 2023, Bally’s appointed Robeson Reeves, age 39, as Bally’s Chief Executive Officer effective April 1, 2023. Mr. Reeves has been President, Interactive and a member of Bally’s Board since October 2021. From July 2015 to October 2021, he served as the Chief Operating Officer of Gamesys Group plc. (“Gamesys”). Mr. Reeves joined Gamesys in September 2005 and held a number of positions, including Director of Gaming Operations beginning in May 2010 and served as a member of the Gamesys’ Board of Directors from August 2010 to October 2021. He graduated in 2005 with a BSc in Statistics, Operations Research and Management Studies from University College, London.

Mr. Reeves’ existing service agreement with Bally’s was amended, effective April 1, 2023, in connection with his appointment as Chief Executive Officer. Under the amended service agreement, Mr. Reeves’ annual compensation will consist of a base salary of $1.1 million, which will be adjusted annually, and a potential target bonus of 100% of base salary. Mr. Reeves will also be eligible to receive annual equity grants in form and amounts to be determined by the compensation committee of the Board. The amendment to Mr. Reeves’ service agreement is attached as Exhibit 10.2.

On February 13, 2023, Bally’s appointed George Papanier, age 65, as Bally’s President. Mr. Papanier has been President, Casinos and Resorts of Bally’s land-based casino business since October 2021. His association with Bally’s began in 2004 when he served as the Chief Operating Officer, an appointment he held until February 2011 when he was then appointed to the role of President and CEO of Bally’s, a position held through September 2021. Mr. Papanier served as a director from 2011 to 2012 and from 2013 to the present. Prior to joining Bally’s, Mr. Papanier served in the same capacity for Peninsula Gaming, LLC, a casino operator, with properties in Iowa and Louisiana, from 2000 to 2004 and as Chief Operating Officer for Resorts Casino Hotel, a luxury ocean view hotel and casino, in Atlantic City, New Jersey from 1997 to 2000. Earlier in his career he served as Chief Financial Officer for both Sun International Hotels Limited and Mohegan Sun Casino, served in executive operations capacities of Hemmeter Enterprises Inc., and in an executive financial capacity for Trump Plaza Hotel and Casino. Mr. Papanier is a graduate of Rowan University where he received a B.A. in Business Administration and Accounting. He is a Certified Public Accountant and served as Treasurer of the Casino Association in New Jersey from 1999 to 2000.

Mr. Papanier’s existing employment agreement with Bally’s was amended in connection with his appointment as President to extend the agreement through 2025. Under the amended employment agreement, Mr. Papanier’s annual compensation will consist of a base salary of $975,000, which will be adjusted annually, and a potential target bonus of 100% of base salary. Mr. Papanier will also be eligible to receive annual equity grants in form and amounts to be determined by the compensation committee of the Board. The amendment to Mr. Papanier’s employment agreement is attached as Exhibit 10.3.

Item 8.01. Other Events

On February 13, 2023, Bally’s published a press release announcing Mr. Reeves’ appointment as Chief Executive Officer. A copy of the press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Separation Agreement and Release, dated February 13, 2023, by and between Bally’s Corporation and Lee Fenton
10.2	Amendment No. 2 to Service Agreement, dated February 13, 2023, by and between Bally’s Corporation and Robeson Reeves
10.3	Amendment No. 3 to Employment Agreement, dated February 13, 2023, by and between Bally’s Corporation and George Papanier
99.1	Press Release of Bally's Corporation dated February 13, 2023
99.2	Press Release of Bally's Corporation Related to CEO Appointment dated February 13, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY'S CORPORATION
By:	/s/ Robert M. Lavan
Name:	Robert M. Lavan
Title:	Chief Financial Officer

Date: February 13, 2023